Exhibit 10.19


               AMENDMENT NO. 1, dated as of April 25, 2002 (this "Amendment No. 1" or this "Amendment"), in respect of the LONG-TERM REVOLVING CREDIT AGREEMENT, dated as of February 25, 1998, as amended and restated as of December 7, 2001 (the "Credit Agreement"), among BURLINGTON RESOURCES INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Lenders") listed on the signature pages thereof, JPMorgan Chase Bank, as administrative agent (the "Administrative Agent") and as auction administrative agent, Citibank, N.A. and Fleet National Bank, as co-syndication agents, and Bank of America, N.A. and Toronto Dominion (Texas), Inc., as co-documentation agents.

     The Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement to eliminate any inconsistency between (i) the requirements of Section 5.03(b)(ii) thereof with respect to the form, scope and substance of the auditor's "negative assurance" letter referred to therein and (ii) SAS 62 and other applicable accounting rules and guidelines in effect from time to time, and has requested in connection therewith that the Credit Agreement be amended as set forth in Section 1 below, and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein and defined in the Credit Agreement has the meaning assigned thereto in the Credit Agreement.

     In consideration of the premises and the agreements and provisions herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Amendment and Waiver. (a) Upon the effectiveness of this Amendment No. 1 as provided in Section 3 below, clause (ii) of Section 5.03(b) of the Credit Agreement shall be amended to read in its entirety as follows:

          (ii) a letter from such accountants stating that in making the investigations necessary for such report they obtained no knowledge, except as specifically stated therein, of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default (which letter may be limited in form, scope and substance to the extent required by applicable accounting rules or guidelines in effect from time to time);

     (b) The Lenders hereby waive any Default that may exist or have existed at or prior to the date of effectiveness hereof by reason of the delivery to the Lenders of a letter referred to in Section 5.03(b)(ii) of the Credit Agreement that was consistent with the requirements of Section 5.03(b)(ii) except for the fact that such letter was limited in form, scope or substance in order to comply with SAS 62 and any other applicable accounting rules and guidelines.

     SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the effective date of this Amendment to each of the Lenders that:

          (a) Immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the effective date hereof, except to the extent such representations and warranties expressly relate to an earlier date or period.

          (b) Immediately before and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing that would not be cured by effectiveness of this Amendment No 1.

     SECTION 3. Conditions to Effectiveness. This Amendment No. 1 and the amendment and waiver contained herein shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Amendment No. 1 that, when taken together, bear the signatures of the Borrower, the Administrative Agent, and the Majority Lenders.

     SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

     SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                        BURLINGTON RESOURCES INC.



                        By:    /s/ Daniel D. Hawk
                               -------------------------------------------------
                               Name:  Daniel D. Hawk
                               Title:  Vice President and Treasurer



                        JPMORGAN CHASE BANK, individually and as Administrative Agent and Auction
                        Administrative Agent



                        By:    /s/ Russell A. Johnson
                               -------------------------------------------------
                               Name:  Russell A. Johnson
                               Title:  Vice President



                        CITIBANK, N.A., individually and as Co-Syndication Agent



                        By:    /s/ Amy K. Pincu
                               -------------------------------------------------
                               Name:  Amy K. Pincu
                               Title:  Attorney-in-Fact



                        FLEET NATIONAL BANK, individually
                        and as Co-Syndication Agent



                        By:    /s/ Allison I. Rossi
                               -------------------------------------------------
                               Name:  Allison I. Rossi
                               Title:  Vice President

                        BANK OF AMERICA, N.A., individually
                        and as Co-Documentation Agent



                        By:    /s/ Richard L. Stein
                               -------------------------------------------------
                               Name:  Richard L. Stein
                               Title:  Principal



                        TORONTO DOMINION (TEXAS), INC.,
                        individually and as Co-Documentation Agent



                        By:    /s/ Ann S. Slanis
                               -------------------------------------------------
                               Name:  Ann S. Slanis
                               Title:  Vice President



                        THE BANK OF NOVA SCOTIA



                        By:    /s/ M. D. Smith
                               -------------------------------------------------
                               Name:  M. D. Smith
                               Title:  Agent, Operations



                        THE BANK OF TOKYO-MITSUBISHI, LTD.



                        By:    /s/ Kelton Glasscock
                               -------------------------------------------------
                               Name:  Kelton Glasscock
                               Title:  Vice President & Manager

                        BNP PARIBAS



                        By:    /s/ Douglas R. Liftman
                               -------------------------------------------------
                               Name:  Douglas R. Liftman
                               Title:  Managing Director


                        By:    /s/ Betsy Jocher
                               -------------------------------------------------
                               Name:  Betsy Jocher
                               Title:  Vice President



                        MELLON BANK, N.A.



                        By:    /s/ Roger E. Howard
                               -------------------------------------------------
                               Name:  Roger E. Howard
                               Title:  Vice President



                        THE ROYAL BANK OF SCOTLAND PLC



                        By:    /s/ Scott Barton
                               -------------------------------------------------
                               Name:  Scott Barton
                               Title:  Senior Vice President



                        WACHOVIA BANK, N.A.



                        By:    /s/ Philip Trinder
                               -------------------------------------------------
                               Name:  Philip Trinder
                               Title:  Vice President

                        ABN AMRO BANK



                        By:    /s/ Frank R. Russo, Jr.
                               -------------------------------------------------
                               Name:  Frank R. Russo, Jr.
                               Title:  Group Vice President


                        By:    /s/ Jeffery G. White
                               -------------------------------------------------
                               Name:  Jeffery G. White
                               Title:  Vice President



                        ROYAL BANK OF CANADA



                        By:    /s/ Lorne Gartner
                               -------------------------------------------------
                               Name:  Lorne Gartner
                               Title:  Vice President



                        BANK ONE, N.A. (MAIN OFFICE, CHICAGO)



                        By:    /s/ Ronald L. Dierker
                               -------------------------------------------------
                               Name:  Ronald L. Dierker
                               Title:  Director, Capital Markets



                        BARCLAYS BANK PLC



                        By:    /s/ Nicholas A. Bell
                               -------------------------------------------------
                               Name:  Nicholas A. Bell
                               Title:  Director

                        THE NORTHERN TRUST COMPANY



                        By:    /s/ Ashish S. Bhagwat
                               -------------------------------------------------
                               Name:  Ashish S. Bhagwat
                               Title:  Vice President



                        MIZUHO CORPORATE BANK, LTD.



                        By:    /s/ Hirofumi Sugano
                               -------------------------------------------------
                               Name:  Hirofumi Sugano
                               Title:  Senior Vice President